HUGHES SUPPLY, INC.                                                Exhibit 99.1
LOCATION OF FACILITIES
AS OF APRIL 1, 1998



                                                                      NUMBER OF
STATE/TERRITORY/COUNTRY                 CITY                           BRANCHES
-------------------------------------------------------------------------------


BRANCHES
--------

ALABAMA                                 Anniston                          1
                                        Birmingham                        5
                                        Cullman                           1
                                        Dothan                            2
                                        Huntsville                        4
                                        Mobile                            4
                                        Montgomery                        3
                                        Pelham                            1
                                                                        ---
                                                                         21

ARKANSAS                                Little Rock                       1
                                        Tontitown                         1
                                                                        ---
                                                                          2

ARIZONA                                 Cottonwood                        1
                                        Flagstaff                         1
                                        Gilbert                           1
                                        Kingman                           1
                                        Lake Havasu                       1
                                        Lakeside                          1
                                        Phoenix                           1
                                        Prescott                          1
                                        Scottsdale                        1
                                        Tucson                            1
                                                                        ---
                                                                         10

CALIFORNIA                              Artesia                           1
                                                                        ---
                                                                          1

FLORIDA                                 Auburndale                        1
                                        Bradenton                         1
                                        Bunnell                           1
                                        Cape Coral                        2
                                        Clearwater                        3
                                        Clermont                          1
                                        Daytona                           1
                                        Eaton Park                        2
                                        Ft. Lauderdale                    1
                                        Ft. Myers                         3
                                        Ft. Pierce                        1
                                        Gainesville                       3
                                        Holly Hill                        1
                                        Inverness                         1
                                        Jacksonville                      7
                                        Kissimmee                         1
                                        Lady Lake                         1
                                        Lakeland                          3
                                        Leesburg                          1
                                        Longwood                          1
                                        Marianna                          1
                                        Melbourne                         2
                                        Miami                             4
                                        Mulberry                          1
                                        Naples                            1
                                        Ocala                             4
                                        Orange City                       1
                                        Orlando                           9
                                        Orlando (Distribution Center)     1
                                        Panama City                       3
                                        Pembroke Park                     1
                                        Pensacola                         1
                                        Perry                             1
                                        Pompano Beach                     4
                                        Port Richey                       1
                                        Riviera Beach                     1
                                        Port St. Lucie                    1
                                        St. Petersburg                    1
                                        Sarasota                          3
                                        Sebring                           1
                                        Tallahassee                       5
                                        Tampa                             5
                                        Tavares                           1
                                        Thonotosassa                      2
                                        Venice                            1
                                        West Palm Beach                   5
                                        Winter Haven                      2
                                        Winter Park                       1
                                                                        ---
                                                                        100

GEORGIA                                 Albany                            1
                                        Alpharetta                        1
                                        Athens                            3
                                        Atlanta                           1
                                        Augusta                           1
                                        Austell                           1
                                        Brunswick                         1
                                        Buford                            1
                                        Chamblee                          1
                                        Columbus                          1
                                        Conyers                           1
                                        Dalton                            1
                                        Doraville                         3
                                        Forest Park (Distribution Center) 1
                                        Hampton                           1
                                        Lithonia                          1
                                        Macon                             4
                                        Marietta                          2
                                        McDonough                         1
                                        Norcross                          2
                                        Oakwood                           1
                                        Savannah                          3
                                        Thomasville                       1
                                        Tifton                            2
                                        Valdosta                          2
                                        Woodstock                         1
                                                                        ---
                                                                         39

ILLINOIS                                Decatur                           1
                                        Mattoon                           2
                                        Romeoville                        1
                                                                        ---
                                                                          4

INDIANA                                 Fort Wayne                        1
                                        Indianapolis                      3
                                        Muncie                            1
                                                                        ---
                                                                          5

KENTUCKY                                Bowling Green                     1
                                        Glasgow                           1
                                        Louisville                        4
                                                                        ---
                                                                          6

LOUISIANA                               Baton Rouge                       1
                                        Kenner                            1
                                        Luling                            1
                                        Port Allen                        1
                                        Sulphur                           1
                                                                        ---
                                                                          5

MARYLAND                                Capitol Heights                   1
                                        Waldorf                           1
                                                                        ---
                                                                          2

MICHIGAN                                Detroit                           1
                                        Holt                              1
                                                                        ---
                                                                          2

MISSOURI                                Bridgeton                         1
                                        Springfield                       1
                                        St. Charles                       1
                                                                        ---
                                                                          3

MISSISSIPPI                             Biloxi                            1
                                        Greenville                        1
                                        Greenwood                         1
                                        Gulfport                          1
                                        Hattiesburg                       1
                                        Jackson                           1
                                        Laurel                            1
                                        Meridian                          1
                                        Pascagoula                        1
                                        Tupelo                            1
                                                                        ---
                                                                         10

MEXICO                                  Tampico                           1
                                                                        ---
                                                                          1

NEW JERSEY                              Blackwood                         1
                                        Hopelawn                          1
                                        Piscataway                        1
                                                                        ---
                                                                          3

NEW YORK                                Vestal                            1
                                                                        ---
                                                                          1

NORTH CAROLINA                          Albemarle                         1
                                        Asheville                         1
                                        Charlotte                        10
                                        Durham                            1
                                        Elizabeth City                    1
                                        Fayetteville                      1
                                        Goldsboro                         1
                                        Greensboro                        1
                                        Henderson                         2
                                        Hickory                           1
                                        High Point                        1
                                        Kinston                           1
                                        Leland                            1
                                        Monroe                            2
                                        Pinehurst                         1
                                        Pineville                         1
                                        Raleigh                           4
                                        Rocky Mount                       1
                                        Salisbury                         1
                                        Statesville                       1
                                        Wilmington                        2
                                        Zebulon                           1
                                                                        ---
                                                                         37

OHIO                                    Batavia                           1
                                        Brimfield                         1
                                        Cincinnati                        1
                                        Cleveland                         1
                                        Columbus                          3
                                        Dayton                            2
                                        Elyria                            1
                                        Fairfield                         1
                                        Greenville                        1
                                        Hartville                         1
                                        Lima                              1
                                        Marion                            1
                                        Monroe                            1
                                        Perrysburg                        1
                                        Van Wert                          1
                                        West Chester                      1
                                                                        ---
                                                                         19

OKLAHOMA                                Oklahoma City                     1
                                        Tulsa                             3
                                                                        ---
                                                                          4

PENNSYLVANIA                            Bedford                           1
                                        Monroeville                       1
                                        Shippenville                      1
                                                                        ---
                                                                          3

PUERTO RICO                             Carolina                          1
                                                                        ---
                                                                          1

SOUTH CAROLINA                          Aiken                             1
                                        Anderson                          1
                                        Bluffton                          1
                                        Charleston                        2
                                        Cheraw                            1
                                        Columbia                          2
                                        Florence                          1
                                        Greenville                        3
                                        Greer                             2
                                        Hilton Head                       1
                                        Lancaster                         1
                                        Myrtle Beach                      1
                                        North Charleston                  2
                                        West Columbia                     2
                                                                        ---
                                                                         21

TENNESSEE                               Alcoa                             1
                                        Chattanooga                       2
                                        Clarksville                       1
                                        Cleveland                         1
                                        Cookeville                        1
                                        Jackson                           1
                                        Knoxville                         2
                                        Memphis                           4
                                        Nashville                         5
                                                                        ---
                                                                         18

TEXAS                                   Alief                             1
                                        Allen                             1
                                        Arlington                         1
                                        Austin                            6
                                        Beaumont                          2
                                        Boerne                            1
                                        College Station                   1
                                        Corpus Christi                    4
                                        Dallas                            3
                                        Denton                            1
                                        DeSoto                            1
                                        Fort Worth                        1
                                        Freeport                          1
                                        Friendswood                       2
                                        Garland                           2
                                        Grapevine                         1
                                        Haltom City                       1
                                        Harlingen                         1
                                        Helotes                           1
                                        Houston                          10
                                        Humble                            1
                                        Jasper                            1
                                        Kerrville                         1
                                        La Porte                          1
                                        Laredo                            1
                                        Longview                          2
                                        Lufkin                            1
                                        Marshall                          1
                                        McAllen                           1
                                        Mesquite                          1
                                        Mt. Pleasant                      1
                                        Pharr                             1
                                        Richardson                        1
                                        Richland Hills                    1
                                        Round Rock                        1
                                        San Antonio                       9
                                        Sherman                           2
                                        Southlake                         1
                                        Texas City                        1
                                                                        ---
                                                                         71

UTAH                                    Salt Lake City                    1
                                                                        ---
                                                                          1

VIRGINIA                                Arlington                         1
                                        Colonial Heights                  1
                                        Herndon                           1
                                        La Crosse                         1
                                        Lynchburg                         1
                                        Manassas                          1
                                        Richmond                          1
                                        Roanoke                           1
                                        Virginia Beach                    1
                                                                        ---
                                                                          9

WASHINGTON                              Kent                              1
                                                                        ---
                                                                          1

WEST VIRGINIA                           Alum Creek                        1
                                        Fairmont                          1
                                        Martinsburg                       1
                                        South Charleston                  1
                                                                        ---
                                                                          4


TOTAL BRANCHES                                                          404
                                                                        ===